UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-22839

Eagle Growth and Income Opportunities Fund
(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005
(Address of principal executive offices) (Zip code)

Steven A. Baffico
100 Wall St., 11th Floor
New York, NY 10005
(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code:  (212) 701-4500

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2016
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-456-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) December 31, 2016

Fellow Shareholders:
2016: The United Kingdom voted to leave the European Union. Donald J. Trump emerged as president-elect in a much-watched U.S. presidential election. After nearly a year of no changes, the Federal Open Market Committee decided to raise short-term rates by 25 bps in December.
Eagle Growth and Income Opportunities Fund completed its first 18 months of operations, and on behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”), Eagle Asset Management Inc. (“Eagle”), and Recon Capital Partners LLC (“Recon Capital”), I am pleased to share with you the performance highlights for the Fund for the fiscal year ended December 31, 2016, along with market highlights from the year.
2016 in Review
In a year confounded with many different macroeconomic events, the equity market (as measured by the S&P 500(1) finished 2016 up 11.95%(2). The S&P 500 advanced 1.4%(2) in the first quarter, despite hitting a significant low in mid-February (the index was down more than 11% on a year-to-date basis). In the second quarter, the S&P 500 advanced 2.5%(2) despite some quarter-end volatility following the United Kingdom’s vote to leave the European Union. The continued rebound in oil prices helped restore confidence in the global economy and continued to boost equities. With eyes on the impending U.S. presidential election, as well as the U.S. Federal Reserve, the third quarter showed an advance in the S&P 500 of 3.9%(2), as employment and housing recovery boosted the economy, with some offsets from election uncertainty. The fourth quarter added another 3.8%(2) to the S&P 500 as the market began to anticipate the implications of a Trump presidency.
The bond market, as measured by the Barclays U.S. Aggregate Index(3), finished the year having earned 2.65%(2) in total return in 2016. While interest rates had been trending higher leading into the fourth quarter since bottoming mid-year, the last three months of 2016 were marked by an unprecedented spike following the U.S. presidential election, especially on the long end of the curve. Then President-elect Donald Trump’s proposed reflationary policies, including an unfunded fiscal stimulus plan, added fuel to already rising inflation expectations along with economic data that generally surprised to the upside in the last few months of the year. In particular, the economic calendar was highlighted by all three third quarter gross domestic product (GDP) reports coming in better than expected as well as by continued job growth with the unemployment rate falling to 4.6 percent in November before edging up slightly to 4.7 percent by year-end. Optimism the new administration will rollback regulations and of a generally more business-friendly environment provided further momentum for risk assets on the back of the third quarter earnings season that was poised to finish in positive growth territory. As such, the yield curve continued to steepen as the yield on the 10-year U.S. Treasury note increased by 0.85 percentage points during the quarter to end the year at 2.45 percent. This sizeable increase in the 10-year yield during the quarter helped finish the retracement of the yield moving lower in the first half of the year for a year-over-year change of less than 0.20 percentage points. Corporate credit spreads, generally moving inversely with interest rates, ground tighter by 0.15 percentage points to 1.23 percent, helping to partially offset the back-up in rates.
Eagle Growth and Income Opportunities Fund Performance
As of December 31, 2016, the Fund had total investments in securities recorded at fair value of  $180.5 million, and net assets of  $136.2 million. The Fund was invested in 204 securities at year end, across 45 industries. The top 10 holdings covered 27.2% of the Fund’s total investments, and the top 5 industries covered 46.2%. The Fund’s Net Asset Value (“NAV”) per share increased from $17.77 at December 31, 2015 to $18.97 at December 31, 2016. The Fund’s leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) as of December 31, 2016 was 24.8%, down from 26.1% at December 31, 2015 due to the appreciation in the underlying asset values.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   1

The Fund’s total investments were invested across 7 asset classes at the end of December 31, 2016, with the top three allocations (as a percentage of total investments held) to common stock at 51.5%, preferred stock at 19.3% and corporate bonds at 13.1%, an allocation consistent with the end of 2015. Additionally, the Fund was invested in high yield bond exchange-traded funds, master limited partnerships, mortgage backed securities and municipal bonds.
The Fund’s equities contributed $7.0 million in investment income and the fixed income portfolio contributed $1.5 million in investment income. Net of fund expenses, the Fund generated $4.9 million in net investment income for the year ended December 31, 2016.
During 2016, the Fund wrote 2,823 index call options, bringing in premiums of  $2.8 million. However, the strong equities market performance through 2016 had a negative impact on the Fund’s written call option strategy, and the Fund recognized losses on its written options of  $0.8 million for the year. The Fund was able to take advantage of the rising market sentiment and selectively harvested realized gains of to offset the losses on the option strategy, realizing $2.6 million in gains on sales of securities in 2016. As of December 31, 2016, the Fund had 151 written call option contracts outstanding with a fair value of $44,928.
During 2016, the Fund announced two reductions to its monthly distributions to align its distribution policy with market conditions and the Fund’s ability to generate distributable income and gains. The Fund distributed $0.109/share from January thru March 2016, $0.10/share from April thru June 2016, and $0.083/share through the end of the year. On a tax basis, the Fund ended the year with a return of capital of $840k, approximately 10% of its annual distributions
For the full year ended December 31, 2016, the Fund had returns of 13.32% and 14.61% on a NAV and market price basis, respectively, while the S&P 500 returned 11.95%(2) and the Barclays U.S. Aggregate Index returned 2.65%(2). Since inception through December 31, 2016, on an annualized basis, the Fund had returns of 5.68% and -6.77% on a NAV and market price basis, respectively, compared to a return on the S&P 500 of 5.81%(2) and on the Barclays U.S. Aggregate Index of 2.20%(2). During the twelve-month period ended December 31, 2016, the Fund traded at an average discount to NAV of  -13.9%(2).
On behalf of the management team and Board of Trustees, I thank you for your continued commitment in your investments in the Fund.
Sincerely,
Steven A. Baffico
President – Eagle Growth and Income Opportunities Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC, Eagle Asset Management Inc., and Recon Capital Partners LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA, Eagle and Recon Capital are not obligated to publicly update or revise any of the views expressed herein.

(1)
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

(2)
Source: Bloomberg.

(3)
Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in the United States. The index is comprised of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate and international dollar-denominated bonds, as well as mortgage-based and asset-backed securities, all with maturities of more than one year. It is not possible to invest directly in an index.

2   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited)December 31, 2016

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
iShares iBoxx $ High Yield Corporate Bond, ETF	4.52%
SPDR Bloomberg Barclays High Yield Bond, ETF	4.51%
AT&T, Inc., Common Stock	2.60%
CenterPoint Energy, Inc., Common Stock	2.59%
General Electric Co., Common Stock	2.51%
Verizon Communications, Inc., Common Stock	2.20%
Altria Group, Inc., Common Stock	2.19%
Regal Entertainment Group, Class A, Common Stock	2.08%
Seagate Technology PLC, Common Stock	2.05%
Wells Fargo & Co., Series L, Preferred Stock	1.98%
EGIF Total Return
	6 Month	1 Year	Since Inception(2)
Eagle Growth and Income Opportunities Fund
NAV	(1.25%)	13.32%	5.68%
Market Price	(5.54%)	14.61%	(6.77%)
S&P 500(3)	7.81%	11.95%	5.81%
Barclays Aggregate Bond Index(3)	(2.53%)	2.65%	2.20%
*
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purpose of the Fund’s allocation between equity and debt securities.

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(3)(4)
Banks	15.24%
Debt Fund*	9.03%
Oil, Gas & Consumable Fuels	8.79%
Telecommunications	7.06%
Real Estate Investment Trusts (REITs)	6.12%
Electric Utilities	5.27%
Agriculture	4.45%
Pharmaceuticals	4.44%
Multi-Utilities	4.43%
Insurance	3.73%
Capital Markets	3.67%
Media	3.17%
Chemicals	2.75%
Commercial MBS	2.67%
Industrial Conglomerates	2.51%
Technology Hardware, Storage & Peripherals	2.29%
Automobiles	2.08%
Consumer Finance	1.72%
Household Durables	1.51%
Communications Equipment	1.42%
Healthcare - Services	1.14%
Retail	0.99%
Municipal Bonds	0.77%
Food Products	0.66%
Other(5)	4.09%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
As a percentage of fair value of investments, excluding short term investments.

(4)
Industry classifications are based upon Global Industry Classification Standard (“GICS”).

(5)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of December 31, 2016. Current information may differ from that shown.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   3

Eagle Growth and Income Opportunities Fund
Schedule of Investments*December 31, 2016

Investments	Shares	Value
COMMON STOCKS – 68.2% (51.4% of Total Investments)
Agriculture – 5.4%
Altria Group, Inc.(a)	58,520	$3,957,122
Philip Morris International, Inc.	36,652	3,353,292
Total Agriculture		7,310,414
Automobiles – 2.5%
Ford Motor Co.(a)	284,978	3,456,783
Banks – 4.9%
Bank of Montreal (Canada)	48,719	3,503,870
Canadian Imperial Bank of Commerce (Canada)	38,595	3,149,352
Total Banks		6,653,222
Chemicals – 3.3%
Dow Chemical Co. (The)(a)	44,294	2,534,503
LyondellBasell Industries NV, Class A	22,717	1,948,664
Total Chemicals		4,483,167
Communications Equipment – 1.9%
Cisco Systems, Inc.(a)	85,094	2,571,541
Electric Utilities – 5.0%
PPL Corp.	99,721	3,395,500
Southern Co. (The)	70,537	3,469,715
Total Electric Utilities		6,865,215
Household Durables – 2.0%
Tupperware Brands Corp.	51,709	2,720,928
Industrial Conglomerates – 3.3%
General Electric Co.(a)	143,580	4,537,128
Insurance – 1.7%
MetLife, Inc.	44,175	2,380,591
Media – 2.8%
Regal Entertainment Group, Class A	182,242	3,754,185
Multi-Utilities – 5.9%
CenterPoint Energy, Inc.(a)	189,989	4,681,329
National Grid PLC, ADR (United Kingdom)	56,795	3,312,852
Total Multi-Utilities		7,994,181
Oil, Gas & Consumable Fuels – 5.1%
Chevron Corp.(a)	19,675	2,315,747
Occidental Petroleum Corp.(a)	24,803	1,766,718
TOTAL SA, ADR (France)	57,314	2,921,295
Total Oil, Gas & Consumable Fuels		7,003,760
Pharmaceuticals – 5.1%
Merck & Co., Inc.(a)	60,296	3,549,626
Pfizer, Inc.(a)	103,169	3,350,929
Total Pharmaceuticals		6,900,555

See accompanying Notes to Financial Statements
4   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (continued)December 31, 2016

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) – 7.9%
Digital Realty Trust, Inc.	33,674	$3,308,807
EPR Properties	40,056	2,874,819
Highwoods Properties, Inc.(a)	52,894	2,698,123
Host Hotels & Resorts, Inc.(a)	97,477	1,836,467
Total Real Estate Investment Trusts (REITs)		10,718,216
Technology Hardware, Storage & Peripherals – 2.7%
Seagate Technology PLC	96,935	3,700,009
Telecommunications – 8.7%
AT&T, Inc.(a)	110,153	4,684,807
CenturyLink, Inc.(a)	133,638	3,177,912
Verizon Communications, Inc.	74,509	3,977,290
Total Telecommunications		11,840,009
Total Common Stocks (Cost $90,745,439)		92,889,904
PREFERRED STOCKS – 25.5% (19.3% of Total Investments)
Banks – 15.2%
Bank of America Corp., Series W, 6.63%	20,000	514,200
Bank of America Corp., Series Y, 6.50%	40,000	1,020,800
BB&T Corp., Series E, 5.63%	40,000	950,000
BOK Financial Corp., 5.38%	30,000	668,400
Citigroup, Inc., Series J, 7.13%	20,000	559,600
Citigroup, Inc., Series K, 6.88%	40,000	1,094,000
Fifth Third Bancorp, Series I, 6.63%	40,000	1,093,200
First Horizon National Corp., Series A, 6.20%	40,000	996,400
Huntington Bancshares, Inc./Oh, Series D, 6.25%	20,000	506,000
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,014,000
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,014,400
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	545,800
Regions Financial Corp., Series A, 6.38%	20,000	503,200
Regions Financial Corp., Series B, 6.38%	40,000	1,061,200
SunTrust Banks, Inc., Series E, 5.88%	40,000	994,000
US Bancorp, Series F, 6.50%	50,000	1,414,500
Wells Fargo & Co., 5.85%	40,000	1,009,600
Wells Fargo & Co., 6.63%	80,000	2,168,000
Wells Fargo & Co., Series L, 7.50%	3,000	3,570,000
Total Banks		20,697,300
Capital Markets – 4.8%
Bank of New York Mellon Corp. (The), 5.20%	20,000	460,000
Charles Schwab Corp. (The), Series B, 6.00%	20,000	505,400
Charles Schwab Corp. (The), Series C, 6.00%	20,000	505,400
Goldman Sachs Group, Inc. (The), 5.95%	40,000	1,008,000
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,085,600
Morgan Stanley, Series I, 6.38%	60,000	1,543,800
Northern Trust Corp., Series C, 5.85%	20,000	501,200
See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (continued)December 31, 2016

Investments	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets (continued)
State Street Corp., Series E, 6.00%	40,000	$1,012,000
Total Capital Markets		6,621,400
Consumer Finance – 2.3%
Capital One Financial Corp., Series D, 6.70%	60,000	1,557,600
Discover Financial Services, Series B, 6.50%	60,000	1,540,800
Total Consumer Finance		3,098,400
Electric Utilities – 1.1%
Alabama Power Co., 6.45%	40,000	1,025,000
Southern Co. (The), 6.25%	20,000	522,000
Total Electric Utilities		1,547,000
Insurance – 2.1%
Allstate Corp. (The), Series E, 6.63%	60,000	1,552,200
Hartford Financial Services Group, Inc. (The), 7.88%	20,000	592,600
WR Berkley Corp., 5.75%	30,000	686,400
Total Insurance		2,831,200
Total Preferred Stocks (Cost $35,242,247)		34,795,300
MASTER LIMITED PARTNERSHIPS – 4.9% (3.7% of Total Investments)
Oil, Gas & Consumable Fuels – 4.9%
Energy Transfer Partners LP(a)	77,507	2,775,526
Enterprise Products Partners LP	63,237	1,709,928
Plains All American Pipeline LP	67,068	2,165,626
Total Master Limited Partnerships (Cost $7,776,473)		6,651,080
EXCHANGE-TRADED FUNDS – 12.0% (9.0% of Total Investments)
Debt Fund – 12.0%
iShares iBoxx $ High Yield Corporate Bond ETF(b)	94,230	8,155,606
SPDR Bloomberg Barclays High Yield Bond ETF(b)	223,420	8,143,659
Total Exchange-Traded Funds (Cost $16,942,092)		16,299,265
	Principal
CORPORATE BONDS – 17.3% (13.1% of Total Investments)
Advertising – 0.1%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$150,000	161,117
Aerospace & Defense – 0.2%
Harris Corp., 4.85%, 04/27/35	300,000	316,382
Agriculture – 0.6%
Altria Group, Inc., 9.95%, 11/10/38	100,000	171,618
See accompanying Notes to Financial Statements
6   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (continued)December 31, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Agriculture (continued)
Altria Group, Inc., 10.20%, 02/06/39	$100,000	$175,479
Reynolds American, Inc., 8.13%, 05/01/40	150,000	200,806
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	167,339
Total Agriculture		715,242
Auto Parts & Equipment – 0.2%
Johnson Controls International PLC (Ireland), 4.63%, 07/02/44	300,000	284,497
Automobiles – 0.2%
Ford Motor Co., 4.75%, 01/15/43	150,000	142,595
General Motors Financial Co., Inc., 4.00%, 01/15/25	150,000	146,190
Total Automobiles		288,785
Banks – 0.1%
HSBC Holdings PLC (United Kingdom), 6.80%, 06/01/38	125,000	158,890
Beverages – 0.2%
Anheuser-Busch Cos. LLC, 6.50%, 05/01/42	150,000	191,665
Biotechnology – 0.5%
Amgen, Inc., 5.15%, 11/15/41	150,000	157,295
Celgene Corp., 5.00%, 08/15/45	300,000	315,150
Gilead Sciences, Inc., 5.65%, 12/01/41	150,000	172,870
Total Biotechnology		645,315
Chemicals – 0.3%
Dow Chemical Co. (The), 5.25%, 11/15/41	150,000	162,662
LYB International Finance BV (Netherlands), 4.88%, 03/15/44	300,000	311,066
Total Chemicals		473,728
Commercial Services – 0.5%
ERAC USA Finance LLC, 5.63%, 03/15/42(c)	300,000	330,249
S&P Global, Inc., 6.55%, 11/15/37	150,000	178,114
Verisk Analytics, Inc., 5.50%, 06/15/45	150,000	160,820
Total Commercial Services		669,183
Diversified Financial Services – 0.1%
Quicken Loans, Inc., 5.75%, 05/01/25(c)	150,000	146,719
Electric Utilities – 0.8%
Dominion Resources, Inc., 7.00%, 06/15/38	150,000	194,938
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	281,040
Iberdrola International BV (Netherlands), 6.75%, 07/15/36	150,000	183,801
Progress Energy, Inc., 6.00%, 12/01/39	150,000	181,040
Southern Power Co., 5.15%, 09/15/41	250,000	253,290
Total Electric Utilities		1,094,109
Electronics – 0.2%
Corning, Inc., 4.75%, 03/15/42	150,000	146,615
Keysight Technologies, Inc., 4.55%, 10/30/24	150,000	148,392
Total Electronics		295,007

See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (continued)December 31, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Environmental Control – 0.1%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	$131,000	$165,441
Food Products – 0.9%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	363,232
Ingredion, Inc., 6.63%, 04/15/37	100,000	121,824
Kellogg Co., Series B, 7.45%, 04/01/31	150,000	194,374
Kraft Heinz Foods Co., 5.20%, 07/15/45	150,000	157,835
Kroger Co. (The), 6.90%, 04/15/38	150,000	192,101
Tyson Foods, Inc., 5.15%, 08/15/44	150,000	155,305
Total Food Products		1,184,671
Healthcare - Products – 0.1%
Becton Dickinson and Co., 4.69%, 12/15/44	150,000	155,904
Healthcare - Services – 1.6%
AHS Hospital Corp., 5.02%, 07/01/45	300,000	325,365
Anthem, Inc., 5.85%, 01/15/36	150,000	172,164
Dignity Health, 5.27%, 11/01/64	300,000	296,462
Humana, Inc., 8.15%, 06/15/38	100,000	133,865
Laboratory Corp. of America Holdings, 4.70%, 02/01/45	300,000	298,963
Northwell Healthcare, Inc., 6.15%, 11/01/43	150,000	186,776
Ochsner Clinic Foundation, 5.90%, 05/15/45	300,000	351,437
Quest Diagnostics, Inc., 4.70%, 03/30/45	300,000	298,022
Total Healthcare - Services		2,063,054
Home Furnishings – 0.1%
Whirlpool Corp., 5.15%, 03/01/43	150,000	159,570
Hotels, Restaurants & Leisure – 0.2%
Marriott International, Inc., 4.50%, 10/01/34	300,000	299,477
Insurance – 1.1%
American International Group, Inc., 6.82%, 11/15/37	150,000	184,197
Aon Corp., 6.25%, 09/30/40	150,000	177,685
Assurant, Inc., 6.75%, 02/15/34	150,000	181,098
Berkshire Hathaway Finance Corp., 5.75%, 01/15/40	150,000	184,737
Hartford Financial Services Group, Inc. (The), 6.63%, 04/15/42	150,000	178,371
Loews Corp., 6.00%, 02/01/35	125,000	149,411
MetLife, Inc., 4.13%, 08/13/42	150,000	146,141
Protective Life Corp., 8.45%, 10/15/39	125,000	168,516
Prudential Financial, Inc., 6.63%, 12/01/37	125,000	158,901
Total Insurance		1,529,057
Internet – 0.4%
Amazon.com, Inc., 4.80%, 12/05/34	150,000	164,793
eBay, Inc., 4.00%, 07/15/42	100,000	83,086
VeriSign, Inc., 4.63%, 05/01/23	300,000	304,125
Total Internet		552,004

See accompanying Notes to Financial Statements
8   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (continued)December 31, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Media – 1.4%
21st Century Fox America, Inc., 5.40%, 10/01/43	$150,000	$162,450
CBS Corp., 4.90%, 08/15/44	300,000	301,286
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.38%, 10/23/35	300,000	342,266
Discovery Communications LLC, 4.88%, 04/01/43	300,000	278,902
Time Warner Cable LLC, 7.30%, 07/01/38	150,000	184,500
Time Warner Cable LLC, 5.88%, 11/15/40	100,000	106,285
Viacom, Inc., 3.88%, 04/01/24	300,000	292,754
Viacom, Inc., 5.85%, 09/01/43	300,000	295,352
Total Media		1,963,795
Mining – 0.3%
ALCOA, Inc., 6.75%, 01/15/28	150,000	162,632
Barrick North America Finance LLC, 7.50%, 09/15/38	150,000	175,974
Total Mining		338,606
Miscellaneous Manufacturing – 0.5%
Ingersoll-Rand Global Holding Co. Ltd., 5.75%, 06/15/43	300,000	356,307
Trinity Industries, Inc., 4.55%, 10/01/24	300,000	289,146
Total Miscellaneous Manufacturing		645,453
Office & Business Equipment – 0.1%
Xerox Corp., 6.75%, 12/15/39	150,000	151,069
Oil & Gas Services – 0.2%
Cameron International Corp., 5.13%, 12/15/43	300,000	321,124
Oil, Gas & Consumable Fuels – 1.6%
Apache Corp., 6.00%, 01/15/37	300,000	344,749
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	167,062
Continental Resources, Inc., 3.80%, 06/01/24	150,000	139,125
Devon Energy Corp., 5.60%, 07/15/41	300,000	309,787
Enbridge Energy Partners LP, Series B, 7.50%, 04/15/38	150,000	178,884
Enterprise Products Operating LLC, 5.10%, 02/15/45	300,000	322,311
Kinder Morgan, Inc., 4.30%, 06/01/25	150,000	155,353
Phillips 66, 4.88%, 11/15/44	300,000	314,628
Plains All American Pipeline LP / PAA Finance Corp., 4.30%, 01/31/43	150,000	123,574
Southwestern Energy Co., 6.70%, 01/23/25	150,000	153,656
Total Oil, Gas & Consumable Fuels		2,209,129
Pharmaceuticals – 0.8%
Actavis Funding SCS (Luxembourg), 4.85%, 06/15/44	150,000	150,115
Baxalta, Inc., 5.25%, 06/23/45	300,000	319,971
Cardinal Health, Inc., 4.90%, 09/15/45	150,000	158,911
Express Scripts Holding Co., 6.13%, 11/15/41	150,000	170,101
McKesson Corp., 6.00%, 03/01/41	150,000	173,679
Zoetis, Inc., 4.70%, 02/01/43	150,000	145,133
Total Pharmaceuticals		1,117,910

See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (continued)December 31, 2016

Investments	Principal	Value
CORPORATE BONDS (continued)
Real Estate – 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	$300,000	$301,399
Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp., 4.00%, 06/01/25	150,000	151,065
Welltower, Inc., 6.50%, 03/15/41	150,000	179,344
Total Real Estate Investment Trusts (REITs)		330,409
Retail – 1.3%
Coach, Inc., 4.25%, 04/01/25	300,000	301,747
Darden Restaurants, Inc., 7.05%, 10/15/37	300,000	345,975
Macy’s Retail Holdings, Inc., 6.70%, 09/15/28	150,000	164,946
Nordstrom, Inc., 6.95%, 03/15/28	110,000	132,463
QVC, Inc., 4.45%, 02/15/25	300,000	288,938
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34	300,000	301,660
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	247,500
Total Retail		1,783,229
Semiconductors – 0.6%
Applied Materials, Inc., 5.85%, 06/15/41	150,000	179,277
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	318,675
QUALCOMM, Inc., 4.80%, 05/20/45	300,000	321,985
Total Semiconductors		819,937
Technology Hardware, Storage & Peripherals – 0.3%
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	306,348
Seagate HDD Cayman (Cayman Islands), 4.88%, 06/01/27	150,000	135,375
Total Technology Hardware, Storage & Peripherals		441,723
Telecommunications – 0.6%
America Movil SAB de CV (Mexico), 6.38%, 03/01/35	125,000	145,494
AT&T, Inc., 6.38%, 03/01/41	145,000	167,365
AT&T, Inc., 4.35%, 06/15/45	150,000	134,247
Rogers Communications, Inc. (Canada), 7.50%, 08/15/38	125,000	164,344
Verizon Communications, Inc., 5.01%, 08/21/54	300,000	300,098
Total Telecommunications		911,548
Toys, Games & Hobbies – 0.3%
Hasbro, Inc., 5.10%, 05/15/44	300,000	293,847
Mattel, Inc., 5.45%, 11/01/41	150,000	151,308
Total Toys, Games & Hobbies		445,155
Transportation – 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	150,000	183,082
Kansas City Southern Railway Co. (The), 4.30%, 05/15/43	150,000	140,557
Total Transportation		323,639
Total Corporate Bonds (Cost $22,883,366)		23,653,942

See accompanying Notes to Financial Statements
10   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (continued)December 31, 2016

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (MBS)– 3.5% (2.7% of Total Investments)
Commercial MBS – 3.5%
Citigroup Commercial Mortgage Trust, Class D, Series 2013-GC11, 04/10/46, 4.46%(c)(d)	$275,000	$249,224
COMM 2012-CCRE4 Mortgage Trust, Class D, Series 2012-CR4, 10/15/45, 4.57%(c)(d)	420,000	396,709
GS Mortgage Securities Trust, Class C, Series 2014-GC22, 06/10/47, 4.65%(d)	240,000	244,188
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/10/46, 4.07%(c)(d)	300,000	266,531
JP MBB Commercial Mortgage Securities Trust, Class D, Series 2013-C12, 07/15/45, 4.09%(d)	250,000	215,216
JP Morgan Chase Commercial Mortgage Securities Trust, Class C, Series 2014-C20, 07/15/47, 4.57%(d)	250,000	248,368
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/15/43, 5.54%(c)(d)	140,000	144,523
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2011-C5, 08/15/46, 5.41%(c)(d)	400,000	402,681
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-CBX, 06/15/45, 5.21%(c)(d)	400,000	386,817
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/15/45, 4.66%(c)(d)	100,000	91,937
JP Morgan Chase Commercial Mortgage Securities Corp., Class E, Series 2012-LC9, 12/15/47, 4.41%(c)(d)	400,000	367,312
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/15/46, 4.27%(c)(d)	250,000	226,850
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C11, 08/15/46, 4.37%(c)(d)	250,000	201,940
Wells Fargo Commercial Mortgage Trust, Class D, Series 2012-LC5, 10/15/45, 4.78%(c)(d)	105,000	96,662
WFRBS Commercial Mortgage Trust, Class C, Series 2014-LC14, 03/15/47, 4.34%(d)	375,000	361,892
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/15/45, 4.45%(c)(d)	140,000	126,631
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/15/45, 4.21%(c)(d)	200,000	177,307
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 4.00%(c)(d)	400,000	343,626
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/15/46, 5.12%(c)(d)	300,000	267,098
Total Mortgage Backed Securities (MBS) (Cost $5,126,847)		4,815,512
MUNICIPAL BONDS – 1.0% (0.8% of Total Investments)
City of Fresno CA Water System Revenue, 6.75%, 06/01/40	200,000	249,070
City of Pompano Beach FL, 5.58%, 01/01/40	285,000	294,362
Health Care Authority For Baptist Health (The), 5.50%, 11/15/43	300,000	325,305
See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments* (concluded)December 31, 2016

Investments	Principal	Value
MUNICIPAL BONDS (continued)
Hillsborough County Aviation Authority, 5.25%, 10/01/41	$145,000	$149,264
Miami-Dade County Educational Facilities Authority, 5.07%, 04/01/50	200,000	210,384
Port Authority of New York & New Jersey, 4.82%, 06/01/45	150,000	157,961
Total Municipal Bonds (Cost $1,338,365)		1,386,346
Total Investments – 132.4% (Cost $180,054,829)		180,491,349

	Number of Contracts
WRITTEN CALL OPTIONS – (0.0)%
S&P 500® Index Call, Expires 01/06/17, Strike Price $2,290.00 (Premium Received $22,381)	26	(1,365)
S&P 500® Index Call, Expires 01/13/17, Strike Price $2,315.00 (Premium Received $13,264)	25	(1,813)
S&P 500® Index Call, Expires 01/20/17, Strike Price $2,305.00 (Premium Received $31,818)	50	(11,500)
S&P 500® Index Call, Expires 01/27/17, Strike Price $2,295.00 (Premium Received $39,388)	50	(30,250)
Total Written Call Options (Premiums Received $106,851)		(44,928)
Line of Credit Payable – (33.0)%		(45,000,000)
Other Assets in Excess of Liabilities – 0.6%		773,371
Net Assets – 100.0%		$136,219,792

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LP - Limited Partnership
PLC - Public Limited Company
*
Securities are US securities, unless otherwise noted below.

(a)
All or a portion of this security has been pledged as collateral for written options contracts. The aggregate market value of securities pledged was $38,281,150.

(b)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(c)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $4,222,816 which represents approximately 3.1% of net assets as of December 31, 2016. Unless otherwise noted, 144A securities are deemed to be liquid.

(d)
Variable rate instrument. The interest rate shown reflects the rate in effect at period end.

See accompanying Notes to Financial Statements
12   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Advertising	0.1%
Aerospace & Defense	0.2
Agriculture	6.0
Auto Parts & Equipment	0.2
Automobiles	2.7
Banks	20.2
Beverages	0.2
Biotechnology	0.5
Capital Markets	4.8
Chemicals	3.6
Commercial MBS	3.5
Commercial Services	0.5
Communications Equipment	1.9
Consumer Finance	2.3
Debt Fund	12.0
Diversified Financial Services	0.1
Electric Utilities	6.9
Electronics	0.2
Environmental Control	0.1
Food Products	0.9
Healthcare - Products	0.1
Healthcare - Services	1.6
Home Furnishings	0.1
Hotels, Restaurants & Leisure	0.2
Household Durables	2.0
Industrial Conglomerates	3.3
Insurance	4.9
Internet	0.4
Media	4.2
Mining	0.3
Miscellaneous Manufacturing	0.5
Multi-Utilities	5.9
Municipal Bonds	1.0
Office & Business Equipment	0.1
Oil & Gas Services	0.2
Oil, Gas & Consumable Fuels	11.6
Pharmaceuticals	5.9
Real Estate	0.2
Real Estate Investment Trusts (REITs)	8.2
Retail	1.3
Semiconductors	0.6
Technology Hardware, Storage & Peripherals	3.0
Telecommunications	9.3
Toys, Games & Hobbies	0.3
Transportation	0.3
Total Investments	132.4
Written Call Options	(0.0)
Line of Credit Payable	(33.0)
Other Assets in Excess of Liabilities	0.6
Net Assets	100.0%

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   13

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	December 31, 2016
ASSETS:
Investments, at value (cost $180,054,829)	$180,491,349
Cash	3,865
Dividends receivable	733,333
Interest receivable	337,623
Investment securities sold	18,694
Prepaid and other expenses	65,706
Total Assets	181,650,570
LIABILITIES:
Borrowings (Note 4)	45,000,000
Advisory fee payable (Note 5)	160,374
Sub-advisory fee payable (Note 5)	18,750
Investor support services fee payable (Note 5)	15,273
Written call options, at value (Premiums received of $106,851)	44,928
Other accrued expenses	191,453
Total Liabilities	45,430,778
NET ASSETS	$136,219,792
NET ASSETS CONSIST OF:
Paid-in capital	$136,026,569
Undistributed net investment income	—
Accumulated net realized loss on investments, written call options and foreign currency	(305,282)
Net unrealized appreciation on investments, written call options and foreign currency	498,505
NET ASSETS	$136,219,792
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per share	$18.97

See accompanying Notes to Financial Statements
14   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Year Ended December 31, 2016
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $46,493)	$7,023,393
Interest income	1,524,038
Total Income	8,547,431
EXPENSES:
Advisory fees (Note 5)	1,888,513
Interest expense	705,444
Sub-advisory fees (Note 5)	225,000
Professional fees	207,072
Investor support services fees (Note 5)	179,859
Administration fees	115,528
Trustees fees	108,000
Insurance fees	34,997
Compliance fees	25,185
Custody fees	25,000
NYSE listing fees	23,750
Transfer agent fees	17,694
Printing and postage	12,113
Other expenses	45,137
Total Expenses	3,613,292
Net Investment Income	4,934,139
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments	2,585,781
Net realized loss on written call options	(846,553)
Net realized loss on foreign currency	(54)
Total net realized gain	1,739,174
Net change in unrealized appreciation on investments	10,018,327
Net change in unrealized depreciation on written call options	(29,360)
Net change in unrealized appreciation on foreign currency	139
Total net change in unrealized gain	9,989,106
Net realized and unrealized gain on investments, written call options and foreign currency	11,728,280
Net Increase in Net Assets Resulting From Operations	$16,662,419

See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   15

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Year Ended December 31, 2016	For the Period June 19, 2015 to December 31, 2015
OPERATIONS:
Net investment income	$4,934,139	$2,448,715
Net realized gain on investments, written call options and foreign currency	1,739,174	1,723,640
Net change in unrealized appreciation (depreciation) on investments, written call options and foreign currency	9,989,106	(9,490,601)
Net increase (decrease) in net assets resulting from operations	16,662,419	(5,318,246)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,238,213)	(3,913,577)
Return of capital	(840,271)	—
Total distributions to shareholders	(8,078,484)	(3,913,577)
COMMON SHARE TRANSACTIONS:
Proceeds from sale of Common Shares (net of offering costs of $0 and $287,026, respectively)	—	136,867,680
Net increase in net assets	8,583,935	127,635,857
NET ASSETS:
Beginning of period	127,635,857	—
End of period	$136,219,792	$127,635,857
Undistributed net investment income included in net assets at end of period	$—	$—

See accompanying Notes to Financial Statements
16   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Statement of Cash Flows For the Year Ended December 31, 2016

Cash Flows From Operating Activities:
Net increase in net assets from operations	$16,662,419
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(34,257,601)
Proceeds from sales of long-term investments	38,312,446
Net written call options transactions	(923,451)
Net change in unrealized appreciation on investments and written call options	(9,988,967)
Net accretion/amortization of premium or discount	23,254
Net realized gain on investments and written call options	(1,739,228)
Decrease in receivable for investments sold	873,819
Increase in dividend receivable	(132,743)
Increase in interest receivable	(606)
Increase in prepaid and other expenses	(39,521)
Decrease in payable for investments purchased	(805,321)
Increase in advisory fee payable	6,704
Increase in investor support services fee payable	638
Decrease in other accrued expenses	(644)
Net cash provided by operating activities	7,991,198
Cash Flows from Financing Activities:
Distributions paid	(8,078,484)
Net cash used by financing activities	(8,078,484)
Net decrease in cash	(87,286)
Cash, beginning of year	91,151
Cash, end of year	$3,865
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$673,635
See accompanying Notes to Financial Statements
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   17

Eagle Growth and Income Opportunities Fund Financial Highlights	Year Ended December 31, 2016	For the Period June 19, 2015 to December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$17.77	$19.06
Operations:
Net investment income(1)	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call options and foreign currency	1.64	(1.09)
Total gain (loss) from investment operations	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(1.01)	(0.55)
Return of capital	(0.12)	—
Total distributions to shareholders	(1.13)	(0.55)
Net asset value per share, end of period	$18.97	$17.77
Market price per share, end of period	$16.22	$15.16
Total return:(2)
Net asset value	13.32%	(3.93)%
Market value	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$136,220	$127,636
Ratio of expenses, to average net assets	2.68%	2.62%(3)
Ratio of net investment income, to average net assets	3.66%	3.55%(3)
Portfolio turnover rate	19%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(4)	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

3.
Annualized.

4.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
18   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial StatementsDecember 31, 2016

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities. FWCA has also engaged Recon Capital Partners, LLC (“Recon Capital”) to serve as a sub-adviser for the Fund, responsible for the management of the Fund’s options strategy.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
Fixed income securities are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   19

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale, the mean of the last bid and asked prices.
Money market funds are valued at their net asset value.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
20   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2016:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$92,889,904	$—	$—	$92,889,904
Preferred Stocks
Banks	15,037,700	5,659,600	—	20,697,300
Capital Markets	6,120,200	501,200	—	6,621,400
Consumer Finance	3,098,400	—	—	3,098,400
Electric Utilities	522,000	1,025,000	—	1,547,000
Insurance	2,831,200	—	—	2,831,200
Corporate Bonds*	—	23,653,942	—	23,653,942
Exchange-Traded Funds*	16,299,265	—	—	16,299,265
Master Limited Partnerships*	6,651,080	—	—	6,651,080
Mortgage Backed Securities*	—	4,815,512	—	4,815,512
Municipal Bonds*	—	1,386,346	—	1,386,346
Total Asset Type	$143,449,749	$37,041,600	$—	$180,491,349
Liability Type
Other Financial Instruments
Written Call Options	(43,115)	(1,813)	—	(44,928)
Total Investments	$143,406,634	$37,039,787	$—	$180,446,421

*
Please refer to the Schedule of Investments for breakdown of valuations by industry

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period. Preferred Stocks valued at $1,593,800 were transferred from Level 2 to Level 1 and Preferred Stocks valued at $535,200 were transferred from Level 1 to Level 2 during the year ended December 31, 2016. Investments were transferred into and out of Level 1 and into and out of Level 2 during the year ended December 31, 2016 due to changes in trading volume of the securities. The Fund held no level 3 securities during the year ended December 31, 2016.
Cash
Cash of the Fund consists of cash held in the bank accounts that, at times, may exceed the federally insured limits. As of December 31, 2016, cash was comprised of cash held with U.S. financial institutions.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2016, the fund is not subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. For the year ended December 31, 2016, the Fund only had written options on index activity.
Written Call Options
The Fund may write call options on broad-based indices of securities and sectors of securities to generate gains from option premiums. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). When the Fund writes an index call, an amount equal to the net premium (the premium less commission) received is recorded as a liability in “options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as the net change in unrealized appreciation (depreciation) on written options on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as the net realized gain (loss) on written options on the Statement of Operations. The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
22   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2016

3. FINANCIAL DERIVATIVE INSTRUMENTS (concluded)
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of December 31, 2016, the Fund held securities with a value of  $38,281,150 as collateral for options written.
There are no master netting or similar arrangements in place for the written options contracts. Additionally, the written option contracts are presented on a gross basis in the Statement of Assets and Liabilities and the Schedule of Investments.
The average monthly volume of index options written during the year ended December 31, 2016, was $106,703.
Written options activity for the year ended December 31, 2016 was as follows:
	Number of Contracts	Premiums Received
Outstanding, beginning of year	142	$183,748
Options written	2,823	2,759,001
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	(2,814)	(2,835,898)
Outstanding, end of year	151	$106,851

As of December 31, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
4. BORROWINGS
On July 22, 2015, the Fund entered into a $50.0 million credit agreement with Societe Generale, New York Branch, expiring on July 21, 2017 (the “Credit Facility”). In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Further, under the Fund’s prospectus, the Fund is permitted to obtain leverage in an amount up to 25% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate (“LIBOR”) for three months plus 0.80% per annum and is payable monthly. At December 31, 2016, the Fund had borrowings outstanding of  $45,000,000 at an interest rate of 1.80%. For the year ended December 31, 2016, the Fund did not incur any unused commitment fees as the outstanding principal balance exceeded 75% of the Credit Facility. For the year ended December 31, 2016, the average borrowings and average interest rate under the Credit Facility were $45,000,000 and 1.48%, respectively. As of December 31, 2016, the Fund’s effective leverage represented 24.8% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2016.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2016

4. BORROWINGS (concluded)
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval), contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
Recon Capital is also a Sub-adviser for the Fund. Recon Capital is responsible for the management of the Fund’s options writing strategy, subject to the authority of the Advisor and the Board. The Advisor monitors Recon Capital’s management of the Fund’s option strategy in accordance with the investment objectives and related policies of the Fund, reviews Recon Capital’s performance and reports periodically on such performance to the Board. The Fund pays Recon Capital a fee of  $225,000 annually for its services.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that
24   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2016

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of  $15,000 per annum, plus $3,000 per in person meeting fee for serving as a trustee of the Fund. Interested trustees and Fund officers do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2016, purchases and sales of investments, other than short-term securities, were $34,257,601 and $38,312,446, respectively.
7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2016:
Shares of common stock, beginning of year	7,180,875
Change in shares of common stock outstanding	—
Shares of common stock, end of year	7,180,875

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2016 the Fund did not incur any income tax interest or penalties. As of December 31, 2016, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (continued)December 31, 2016

8. INCOME TAX INFORMATION (concluded)
As determined at December 31, 2016 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments, dividend re-designations, and payment of excise taxes. The amounts reclassified did not affect the net assets. The reclassifications increase accumulated net realized loss on investments by $2,303,234, increase undistributed net investment income by $2,304,074 and decrease paid-in capital by $840.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2015 and 2016 are as follows:
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2015	$3,913,577	$ —	$ —
2016	$7,036,226	$840,271	$201,987

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2016, the Fund had no capital loss carry forwards which will reduce the Funds taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post October capital losses of  $237,874 as having been incurred in the following fiscal year December 31, 2017.
At December 31, 2016 the tax components of net assets were as follows:
Distributions in excess of Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Appreciation on Investments
$ —	$237,874	$431,097
At December 31, 2016, the cost basis of portfolio securities for federal income tax purposes is $180,060,315. Gross unrealized appreciation is $7,679,630; gross unrealized depreciation is $7,248,596 and net unrealized appreciation is $431,034. The difference between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to partnership adjustments.
9. SHAREHOLDER CONCENTRATION
As of December 31, 2016, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James Financial	14.5%
26   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (concluded)December 31, 2016

9. SHAREHOLDER CONCENTRATION (concluded)
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
10. NEW ACCOUNTING PRONOUNCEMENT
In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 31, 2017, the Fund paid a regularly scheduled dividend in the amount of  $0.083 per share to shareholders of record on January 20, 2017.
The Fund declared a regularly scheduled distribution in the amount of  $0.083 per share payable on February 28, 2017 to shareholders of record as of February 21, 2017.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   27

Eagle Growth and Income Opportunities Fund
Report of Independent Registered Public Accounting Firm December 31, 2016

To the Board of Trustees and Shareholders
Eagle Growth and Income Opportunities Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Eagle Growth and Income Opportunities Fund (the Fund) as of December 31, 2016, the related statements of operations and cash flows for the year then ended, and the changes in net assets and financial highlights for the year ended December 31, 2016 and the period from June 19, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth and Income Opportunities Fund as of December 31, 2016, and the results of its operations, the changes in its net assets, cash flows, and the financial highlights for each of the respective periods referred to above, in conformity with accounting principles generally accepted in the United States of America.
/s/ RSM US LLP
Boston, Massachusetts
February 28, 2017
28   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)December 31, 2016

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   29

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)December 31, 2016

Dividend Reinvestment Plan (continued)

for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

30   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)December 31, 2016

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   31

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited) December 31, 2016

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2016, are designated as “qualified dividend income”:
Fund	0.00%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2015, that qualify for the corporate dividend received deduction is set forth below:
Fund	0.00%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
32   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Eagle Growth and Income Opportunities Fund
Board of Trustees (unaudited) December 31, 2016

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Steven A. Baffico(1) Year of Birth: 1973	President & Trustee, Class II, Principal Executive Officer since: August 2013	2	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director
			(2007 – 2010)	None
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, since August 2013	2	RBC Capital Markets, U.S. Vice Chairman and Head of U.S. Equity Capital Markets (2003 – 2012); Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, Travel Centers of America, LLC. Garrison Capital Inc, and RMR Real Estate Income Fund.
S. James Coppersmith(2) Year of Birth: 1933	Trustee, Class III, since August 2013	2	Rasky Baerlein Strategic Communications, Vice Chairman (1997 – 2010); WCVB TV, Retired President.	None
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, since August 2013	2	Burton Consulting LLC, Principal (since 2013) Alliance Mezzanine Investors, Limited Partner/ Advisor (2011 – 2012).	None
Michael Perino Year of Birth: 1963	Trustee, Class I, since August 2013	2	St. John’s University School of Law, Professor (1998 – Present)	None

1.
Interested Trustee

2.
On February 22, 2017, S. James Coppersmith retired as Trustee of the Fund.

   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   33

Eagle Growth and Income Opportunities Fund
Fund Officers (unaudited) December 31, 2016

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Steven A. Baffico Year of Birth: 1973 President/Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007 – 2010).
Jennifer Wilson Year of Birth: 1972 Treasurer and Principal Financial Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012); Bank of America Merrill Lynch, Director (2008 – 2011).
Stephanie Trell Year of Birth: 1968 Secretary since: April 2014	Four Wood Capital Partners LLC, Managing Director (since 2012); Bank of America, Director (2005 – 2012).
Jack P. Huntington Year of Birth: 1970 Interim Chief Compliance Officer since: November 2015	Foreside Fund Officers Services, LLC, Fund Chief Compliance Officer (since 2015); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 – 2015).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
34   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016

Trustees
Steven A. Baffico
Joseph L. Morea*#
S. James Coppersmith*#‡
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc. Recon Capital Partners, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

‡
On February 22, 2017, S. James Coppersmith retired as Trustee of the Fund.

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.
   Eagle Growth and Income Opportunities Fund Annual Report | December 31, 2016   35

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,000 for 2016 and $28,500 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $11,400 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,250 for 2016 and $14,500 for 2015. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Eagle Growth and Income Opportunities Fund (“EGIF”). The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of the Four Wood Capital Family of Funds set forth the procedures and the conditions pursuant to which services performed by an independent auditor (“Auditor”) for EGIF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to EGIF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

Audit Committee Pre-Approved Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be approved by the Registrant’s audit committee.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $54,500 for 2016 and $30,250 for 2015.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Mr. Ronald Burton Jr., Mr. Joseph Morea, Mr. S. James Coppersmith, and Mr. Michael Perino.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Four Wood Capital Family of Funds

PROXY VOTING POLICIES AND PROCEDURES

Effective May 14, 2015

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A) to delegate the responsibility for voting proxies relating to the securities held by a Fund to the Fund’s investment Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to each Fund’s Subadviser, and directs the Subadviser to vote proxies relating to Fund portfolio securities managed by the Subadviser consistent with the duties and procedures set forth below. The Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by a Fund is an asset to the Fund. The Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Subadviser’s Proxy Voting Procedures. The Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Subadviser may agree from time to time. With respect to those proxies that the Subadviser has identified as involving a conflict of interest, the Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Subadviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Subadviser and the Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Subadviser. In the event that the Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Subadviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Subadviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Subadviser.

D.	Securities Lending Program. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

2

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record
A.	Each Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.
B.	Each Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.
C.	Each Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently

3

filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.	Each Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.
E.	Each Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

Each Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Subadviser’s office.

4

The Subadviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Subadviser voted proxies, and a copy of any written response by the Subadviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

5

APPENDIX A

Four Wood Capital Family of Funds

THL Credit Senior Loan Fund

Eagle Growth and Income Opportunities Fund

6

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James C. Camp, CFA—Managing Director, Portfolio Manager

Mr. Camp has 27 years of fixed income investment experience and is responsible for the management of all fixed income portfolios. Before joining Eagle in 1997, James was a Vice President in the Fixed Income Research and Mortgage Specialist Groups at Raymond James & Associates following three years at ING Investment Management. Mr. Camp graduated with a B.S. in Engineering Science from Vanderbilt University in 1986 and earned his M.B.A. in Finance from Emory University in 1990. He is a CFA charterholder.

David Blount, CFA, CPA—Portfolio Co-Manager

Mr. Blount has 32 years of investment experience and is responsible for portfolio management, as well as research in the consumer discretionary and consumer staples sectors. Prior to joining Eagle in 1993, David served as an Investment Analyst for Allstate. He earned a B.S. in Finance from the University of Florida in 1983. Mr. Blount is a CFA charterholder and a Certified Public Accountant.

Joseph Jackson, CFA—Portfolio Co-Manager & Senior Credit Analyst

Mr. Jackson has 17 years of investment experience and is responsible for analyzing corporate issues for Eagle's Fixed Income group. Prior to joining Eagle in 2004, he was Senior Vice President & Corporate Bond Portfolio Manager at BB&T Asset Management, where he managed over $1 billion in corporate bonds, as well as BB&T's Intermediate Corporate Bond Fund. Mr. Jackson earned a B.A. in 1990 and an M.B.A. in Finance and Investments in 1998, both from Wake Forest University. He is a CFA charterholder.

Ed Cowart, CFA—Portfolio Co-Manager

Mr. Cowart has 44 years of investment experience and is responsible for portfolio management, as well as research in the energy and financial (ex-REITs) sector. He has been with Eagle since 1999. Prior to joining Eagle, he was Managing Director of the Value Equity team at Bank One Investment Advisors, where he managed the One Group Large Cap Value Fund. His extensive investment experience also includes positions as Director of Research for a regional broker/dealer and for the University of Texas' Endowment Fund. Mr. Cowart earned an A.B. from Dartmouth College. He is a CFA charterholder.

Harald Hvideberg, CFA—Portfolio Co-Manager

Mr. Hvideberg has 19 years of investment experience and is responsible for portfolio management, as well as research in the technology, telecommunications, and utilities sectors. He joined Eagle in 2014. Prior to joining Eagle, he was a portfolio manager at Wood Asset Management. Mr. Hvideberg earned a B.A. in Economics in 1992 and a B.S. in finance in 1993, both from the University of South Florida and an M.B.A. from the University of Florida in 1997. He is a CFA charterholder.

All information provided is as of December 31, 2016.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James C. Camp	Registered Investment Companies:	1	$46 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	10,648	$6.7 billion	0	$0
David Blount	Registered Investment Companies:	1	$565 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1,132	$4.0 billion	0	$0
Joseph Jackson	Registered Investment Companies:	1	$46 million	0	$0
	Other Pooled Investment Vehicles:	0	0	0	$0
	Other Accounts:	10,648	$6.7 billion	0	$0
Ed Cowart	Registered Investment Companies:	1	$565 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1,132	$4.0 billion	0	$0
Harald Hvideberg	Registered Investment Companies:	1	$565 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1,132	$4.0 billion	0	$0

*Information as of December 31, 2016

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of Eagle Growth and Income Opportunities Fund (the “Fund”). These conflicts could arise primarily from the involvement of Four Wood Capital Advisors LLC, Eagle Asset Management Inc. and Recon Capital Partners LLC (collectively, the “Advisers”) and their respective affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. The Advisers’ Affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Advisers’ Affiliates may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of the Advisers serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of the Advisers and the Affiliates have implemented certain policies and procedures (e.g., information walls). For example, the Advisers and their Affiliates may come into possession of material non-public information with respect to companies in which the Advisers may be considering making an investment or companies that are advisory clients of the Advisers and their Affiliates. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by the Advisers has or has considered making an investment or which is otherwise an advisory client of the Advisers and their Affiliates may restrict or otherwise limit the ability of the Advisers to direct investments in such companies.

The Advisers and their Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, the Advisers may take positions on behalf of themselves and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, the Advisers may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“Company Act”), also prohibits certain “joint” transactions with certain of the Advisers’ Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, the Advisers may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between the Advisers (or their employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. The Advisers have instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with the Advisers’ fiduciary duties to the Fund and in accordance with applicable law. The Advisers seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Professional compensation at Eagle Asset for Investment Personnel is structured so that key professionals benefit from staying with Eagle Asset. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practive of Eagle Asset. The bonus is determined at the discretion of senior management of Eagle Asset, and is based on a qualitative analysis of several factors, including the profitability of Eagle Asset and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in the Fund as well as the portfolios managed for Eagle Asset’s other clients. However, there are no set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When portfolio managers also perform additional management functions within Eagle Asset, those contributions may also be considered in the determination of bonus compensations.

(a)(4)	Disclosure of Securities Ownership

[Please provide a dollar range of each Portfolio Manager’s holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000, or over $1,000,000.]

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*

James C. Camp	$100,001- $500,000
David Blount	None
Joseph Jackson	None

Ed Cowart	None
Harald Hvideberg	None

*Information as of December 31, 2016.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eagle Growth and Income Opportunities Fund

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/2/2017

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer
(principal financial officer)

Date	3/2/2017

* Print the name and title of each signing officer under his or her signature.